UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2010

Kenexa Corporation (Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 971-9171 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A, Amendment No. 2, is being filed to amend Item 9.01 of the Current Report on Form 8-K/A filed by Kenexa Corporation (“Kenexa”) on December 10, 2010, to report an acquisition that occurred on October 1, 2010. This amendment eliminates certain expenses including employee expense and CEO separation fees from the unaudited pro forma financial information required by Item 9.01(b).

Item 9.01.   Financial Statements and Exhibits

(b)	Pro Forma Financial Information.
●
Attached hereto as Exhibit 99.3 and incorporated herein by reference is the required unaudited pro forma financial information for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenexa Corporation
Date: March 16, 2011	By:	/s/ DONALD F. VOLK Donald F. Volk Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.3	Unaudited pro forma consolidating financial statements for the nine months ended September 30, 2010 and for the fiscal year ended December 31, 2009.